Item 77C - DWS Variable Series II

Registrant incorporated by reference the
Registration Statement on Form N-14,
filed on June 19, 2006 (Accession No.
0001193125-06-131430).



Shareholder Meeting Results


A Special Meeting of Shareholders (the
"Meeting") of DWS Dreman Financial
Services VIP (the "Portfolio") was held
on August 24, 2006 at the offices of
Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York,
NY 10154. At the Meeting, the following
matter was voted upon by the shareholders
(the resulting votes are
presented below).


1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
8,828,830.679
252,426.591
658,232.920

A Special Meeting of Shareholders (the
"Meeting") of DWS Income Allocation VIP
(the "Portfolio") was held on
August 24, 2006 at the offices of
Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York, NY
10154. At the Meeting, the following
matter was voted upon by the shareholders
(the resulting votes are presented
below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
922,503.464
59,887.026
182,802.050

A Special Meeting of Shareholders (the
"Meeting") of DWS MFS Strategic Value VIP
(the "Portfolio") was held on
August 24, 2006 at the offices of
Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York, NY
10154. At the Meeting, the following
matter was voted upon by the shareholders
(the resulting votes are presented
below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
5,121,720.424
94,898.955
154,084.645

A Special Meeting of Shareholders (the
"Meeting") of DWS Money Market VIP (the
"Portfolio") was held on October
19, 2006 at the offices of Deutsche
Investment Management Americas Inc., 345
Park Avenue, New York, NY 10154.
At the Meeting, the following matter was
voted upon by the shareholders (the
resulting votes are presented below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
48,059,440.623
2,769,355.205
7,230,710.389

A Special Meeting of Shareholders (the
"Meeting") of DWS Mercury Large Cap Core
VIP (the "Portfolio") was held on
October 31, 2006 at the offices of
Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York,
NY 10154. At the Meeting, the following
matter was voted upon by the shareholders
(the resulting votes are
presented below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
369,982.329
1,483.881
40,000.216

A Special Meeting of Shareholders (the
"Meeting") of DWS Templeton Foreign VIP
(the "Portfolio") was held on
October 31, 2006 at the offices of
Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York,
NY 10154. At the Meeting, the following
matter was voted upon by the shareholders
(the resulting votes are
presented below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
1,573,091.617
68,737.039
182,850.203

A Special Meeting of Shareholders (the
"Meeting") of DWS Janus Growth
Opportunities VIP (the "Portfolio") was
held
on October 31, 2006 at the offices of
Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York,
NY 10154. At the Meeting, the following
matter was voted upon by the shareholders
(the resulting votes are
presented below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
14,385,818.657
354,986.090
1,619,299.791

A Special Meeting of Shareholders (the
"Meeting") of DWS Oak Strategic Equity
VIP (the "Portfolio") was held on
October 31, 2006 at the offices of
Deutsche Investment Management Americas
Inc., 345 Park Avenue, New York,
NY 10154. At the Meeting, the following
matter was voted upon by the shareholders
(the resulting votes are
presented below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
9,098,903.731
313,579.938
747,680.301

A Special Meeting of Shareholders (the
"Meeting") of DWS Legg Mason Aggressive
Growth VIP (the "Portfolio") was
held on October 31, 2006 at the offices
of Deutsche Investment Management
Americas Inc., 345 Park Avenue, New
York, NY 10154. At the Meeting, the
following matter was voted upon by the
shareholders (the resulting votes are
presented below).
1.	To approve an Agreement and Plan of
Reorganization:

Number of Votes:
Affirmative
Against
Abstain
4,617,312.472
236,619.297
625,538.569




G:\sec_reg\NSAR\2006\123106\Item 77C DWS
Variable Series II.doc.rtf